Exhibit 99.1

Cavium Announces Financial Results for Q2 2014

SAN JOSE, Calif., July 30, 2014 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the second quarter ended June 30, 2014.

Revenue in the second quarter of 2014 was $90.7 million, an 8.9% sequential increase from the $83.2 million reported in the first quarter of 2014 and a 22.2% year-over-year increase from the $74.2 million reported in the second quarter of 2013.

Generally Accepted Accounting Principles (GAAP) Results

Net loss attributable to the Company in the second quarter of 2014 was $11.0 million, or $(0.21) per diluted share, compared to net income attributable to the Company of $2.3 million, or $0.04 per diluted share in the first quarter of 2014. Gross margins were 62.6% in the second quarter of 2014 compared to 63.5% in the first quarter of 2014. Total cash and cash equivalents were $140.6 million at June 30, 2014.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium's financial condition and results of operations. These measures should only be used to evaluate Cavium's results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the second quarter of 2014, Non-GAAP net income was $19.9 million, or $0.35 per diluted share, Non-GAAP gross margin was 64.5% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 22.3%.

Recent News Highlights

  July 21, 2014 - Cavium and Quortus Enabled Unique LTE RAN and EPC on Single Chip for Portable Applications
  June 23, 2014 - Altera and Cavium Delivered Pre-Verified Packet Classification Solution for Networking Appliances
  June 3, 2014 - Cavium Introduced ThunderX™: A 2.5 GHz, 48 Core Family of Workload Optimized Processors for Next Generation Data Center and Cloud Applications
  June 3, 2014 - Cavium Announced Collaboration with Oracle to Support the ThunderX™ Processor Family
  June 3, 2014 - Cavium Expanded Collaboration with Fedora Project to Accelerate ARMv8 Software Ecosystem
  June 3, 2014 - openSUSE Community Announced Partnership with Cavium to Support the ThunderX™ Workload Optimized Processor Family
  June 3, 2014 - Canonical Announced Expanded Ubuntu Support for the Cavium Workload Optimized ThunderX™ Processor Family
  June 3, 2014 - Cavium Delivered Next Generation Xen Virtualization with ThunderX™ Family of Workload Optimized Processors
  June 3, 2014 - American Megatrends Announced Partnership with Cavium to Support the ThunderX™ Processor Family
  June 3, 2014 - Gigabyte Technology Announced Expansion of Server Platforms based on Cavium's ThunderX™ Workload Optimized Processor Family
  June 3, 2014 - Cavium Contributed ARMv8 Based Platform Architecture to Open Compute Project, Based on ThunderX™ Family of Workload-Optimized Processors
  June 3, 2014 - MontaVista Announced MV Cloud Support for the Cavium ThunderX™ Workload Optimized Processor Family
  June 3, 2014 - Cavium Joined Xen Project Advisory Board
  June 2, 2014 - Cavium Introduced Project Thunder at Computex 2014
  June 2, 2014 - Cavium Demonstrated a Broad Range of New SoC Solutions for RAN Core and Cloud Infrastructure at Computex 2014

Cavium, Inc. will broadcast its second quarter of 2014 financial results conference call today, July 30, 2014, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium
Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Three Months Ended
	June 30, 2014	March 31, 2014
Net revenue	$ 90,681	$ 83,241
Cost of revenue	33,897	30,350
Gross profit	56,784	52,891
Operating expenses:
Research and development	38,834	37,289
Sales, general and administrative	17,017	15,932
Total operating expenses	55,851	53,221
Income (loss) from operations	933	(330)
Other income (expense), net:
Interest expense	(333)	(459)
Change in estimated fair value of variable interest entity's (VIE) notes payable and other	(13,927)	(858)
Other, net	(53)	135
Total other expense, net	(14,313)	(1,182)
Loss before income taxes	(13,380)	(1,512)
Provision for income taxes	311	243
Net loss	(13,691)	(1,755)
Net loss attributable to non-controlling interest	(2,647)	(4,102)
Net income (loss) attributable to the Company	$ (11,044)	$ 2,347
Net income (loss) attributable to the Company per common share, basic	$ (0.21)	$ 0.04
Shares used in computing basic net income (loss) per common share	53,197	52,550
Net income (loss) attributable to the Company per common share, diluted	$ (0.21)	$ 0.04
Shares used in computing diluted net income (loss) per common share	53,197	54,221

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
	Three Months Ended
Reconciliation of GAAP research and development expenses to non-GAAP:	June 30, 2014	March 31, 2014
GAAP research and development expenses	$ 38,834	$ 37,289
Stock-based compensation and related payroll taxes	(6,104)	(6,026)
Net restructuring related expenses	(894)	(509)
Research and development expenses associated from a VIE	(5,400)	(4,767)
Non-GAAP research and development expenses	$ 26,436	$ 25,987

Reconciliation of GAAP sales, general and administrative expenses to non-GAAP:
GAAP sales, general and administrative expenses	$ 17,017	$ 15,932
Stock-based compensation and related payroll taxes	(4,525)	(4,177)
Amortization of acquired intangible assets	(35)	(35)
Net restructuring related expenses	(218)	(243)
Sales, general and administrative expenses associated from a VIE	(404)	(286)
Non-GAAP sales, general and administrative expenses	$ 11,835	$ 11,191
Total Non-GAAP operating expenses	$ 38,271	$ 37,178

Reconciliation of GAAP non-operating expenses to non-GAAP:
GAAP non-operating expenses	$ (14,313)	$ (1,182)
Change in estimated fair value of VIE's notes payable and other	13,927	858
Non-operating expenses associated from a VIE	337	369
Total Non-GAAP non-operating income (expense)	$ (49)	$ 45

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data and percentages)

	Three Months Ended
	June 30, 2014	March 31, 2014
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$ 90,681	$ 83,241
GAAP gross profit	56,784	52,891
GAAP gross margin	62.6%	63.5%

Stock-based compensation and related payroll taxes	258	259
Amortization of acquired intangible assets	1,267	1,267
Net restructuring related expenses	172	-
Non-GAAP gross profit	$ 58,481	$ 54,417
Non-GAAP gross margin	64.5%	65.4%

	Three Months Ended
	June 30, 2014	March 31, 2014
Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP income (loss) from operations	$ 933	$ (330)
Stock-based compensation and related payroll taxes	10,887	10,462
Amortization of acquired intangible assets	1,302	1,302
Net restructuring related expenses	1,284	752
Loss from operations of a variable interest entity	5,804	5,053
Non-GAAP income from operations	$ 20,210	$ 17,239
Non-GAAP income from operations as a percentage of revenue	22.3%	20.7%

	Three Months Ended
	June 30, 2014	March 31, 2014
Reconciliation of GAAP net income (loss) to non-GAAP net income:
GAAP net income (loss) attributable to the Company	$ (11,044)	$ 2,347
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes	10,887	10,462
Amortization of acquired intangible assets	1,302	1,302
Net restructuring related expenses	1,284	752
Net loss of a variable interest entity attributable to the Company	17,421	2,178
Total of non-GAAP adjustments	30,894	14,694
Non-GAAP net income	$ 19,850	$ 17,041

GAAP net income (loss) attributable to the Company per share, diluted	$ (0.21)	$ 0.04
Non-GAAP adjustments detailed above	0.56	0.26
Non-GAAP net income attributable to the Company per share, diluted	$ 0.35	$ 0.30

GAAP weighted average shares, diluted	53,197	54,221
Non-GAAP share adjustment	4,123	2,338
Non-GAAP weighted average shares, diluted	57,320	56,559

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of June 30, 2014	As of March 31, 2014
Assets
Current assets:
Cash and cash equivalents	$ 140,580	$ 124,106
Accounts receivable, net	52,141	56,819
Inventories	56,750	49,048
Prepaid expenses and other current assets	7,903	5,834
Total current assets	257,374	235,807
Property and equipment, net	30,319	28,562
Intangible assets, net	39,161	41,453
Goodwill	71,478	71,478
Other assets	1,600	1,096
Total assets	$ 399,932	$ 378,396

Liabilities and Equity
Current liabilities:
Accounts payable	$ 28,466	$ 24,060
Other accrued expenses and other current liabilities	10,196	9,519
Deferred revenue	8,151	8,475
Notes payable and other	29,697	15,770
Capital lease and technology license obligations	16,375	14,227
Total current liabilities	92,885	72,051
Capital lease and technology license obligations, net of current	11,557	15,297
Deferred tax liability	2,461	2,365
Other non-current liabilities	2,521	2,437
Total liabilities	109,424	92,150

Equity
Common stock	54	53
Additional paid-in capital	474,710	456,758
Accumulated deficit	(165,754)	(154,710)
Total stockholders' equity attributable to the Company	309,010	302,101
Non-controlling interest	(18,502)	(15,855)
Total equity	290,508	286,246
Total liabilities and equity	$ 399,932	$ 378,396

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, Tel: (408) 943-7104, Email: art.chadwick@cavium.com, Angel Atondo, Senior Marketing Communications Manager, Tel: (408) 943-7417, Email: angel.atondo@cavium.com